SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

U-SWIRL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53130 (Commission File Number)	43-2092180 (IRS Employer Identification No.)

1175 American Pacific, Suite C, Henderson, Nevada 89074
(Address of principal executive offices)(Zip Code)

(702) 586-8700
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by U-Swirl, Inc. (the “Company”) on January 18, 2013 in connection with its acquisition on January 14, 2013 of the Aspen Leaf Yogurt (“ALY”) café assets, consisting of leasehold improvements, property and equipment for six ALY cafés and the franchise rights to the ALY and Yogurtini self-serve frozen yogurt chains from Rocky Mountain Chocolate Factory, Inc. (“RMCF”) in exchange for a 60% controlling ownership interest in U-Swirl, Inc., a warrant that allows RMCF to maintain its pro rata ownership interest if existing stock options and/or warrants are exercised, and notes payable totaling $900,000.

The Current Report on Form 8-K filed on January 18, 2013 is being amended by this Amendment No. 1 to include financial statements and information required by Item 9.01(a) and to provide unaudited pro forma financial information as required by Item 9.01(b) of Form 8-K in connection with the above-described acquisition.

No other amendments to the Form 8-K filed on January 18, 2013 are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited financial statements for the two years ended February 29, 2012 and the unaudited financial statements for the nine months ended November 30, 2012 for ALY are attached hereto as Exhibit 99.1 and incorporated by reference.

(b)  Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of December 31, 2012 and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2012, and the related notes thereto, showing the pro forma effects of the acquisition described above, are attached hereto as Exhibit 99.2 and incorporated by reference.

(d)  Exhibits.

Exhibit Number	Description

99.1
Audited financial statements of Aspen Leaf Yogurt, LLC as of February 29, 2012 and February 28, 2011, and the related statements of operations, changes in member’s equity and cash flows for the period from inception (October 14, 2010) through February 28, 2011 and the year ended February 29, 2012 and the unaudited financial statements as of and for the nine months ended November 30, 2012, and the related notes thereto

99.2
Unaudited pro forma combined condensed balance sheet as of December 31, 2012 and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2012, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-SWIRL, INC.
June 21, 2013	By: /s/ Ulderico Conte Ulderico Conte Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1
Audited financial statements of Aspen Leaf Yogurt, LLC as of February 29, 2012 and February 28, 2011, and the related statements of operations, changes in member’s equity and cash flows for the period from inception (October 14, 2010) through February 28, 2011 and the year ended February 29, 2012 and the unaudited financial statements as of and for the nine months ended November 30, 2012, and the related notes thereto

99.2
Unaudited pro forma combined condensed balance sheet as of December 31, 2012 and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2012, and the related notes thereto.